Subsequent events	12 Months Ended
Dec. 31, 2025
Subsequent events
Subsequent events
16.	Subsequent events

Common Shares Issued

In February 2026, the Board of Directors approved the grant of 1,000,000 unrestricted share awards pursuant to the Company’s LTIP to a consultant of the Company. Accordingly, the Company issued 1,000,000 common shares of the Company at a deemed issue price of US$5.00 per share.

On March 23, 2026, the Nasdaq granted conditional approval to list our common shares under the symbol TMCR. As a result, the escrow release requirements were met and 3,134,481 subscription receipts were automatically exchanged into common shares of the Company. Upon release of the proceeds from escrow by Odyssey, the Company received gross proceeds of $15.7 million and interest income of $0.2 million earned on the subscription receipts (Note 6).

Share-Based Awards Granted

On March 10, 2026, the Board of Directors approved, subject to shareholder approval, the CEO Performance Plan to authorize a single award of 3,000,000 PSUs to the Company’s CEO. The plan authorizes the issuance of up to 3,000,000 common shares and does not permit the grant of additional awards. The PSUs vest upon achieving specific stock price thresholds of $30, $40, and $50 per share, measured based on a 20-trading day average closing price during a five-year performance period. Subject to the CEO’s continued service with the Company, one-third of the PSUs vest on achievement of $30 per share, one-third of the PSUs vest on achievement of $40 per share and the final one-third of the PSUs vest on achievement of $50 per share. PSUs that vested will be settled in either common shares or cash, at the Company’s discretion. Any common shares issued in settlement will be subject to a holding restriction through the end of the five-year performance period. On March 19, 2026, the shareholders approved the CEO Performance Plan.